Holders of Record, holding 5% or more of the outstanding balance for Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 2003-8 as reflected in the security position listing as of December 31, 2003.

Class	Name and Address of Holder	Amount Held	% Class
1-A1	Deutsche Bank Trust Co Americas	74,948,000	100%
	648 Grassmere Park Road
	Nashville, TN 37211

1-A2	Citigroup Global Markets Inc./Salomon Brothers	51,067,000	100%
	333 W. 34th Street, 3rd Floor
	New York, NY 10001

1-A3	JPMorgan Chase Bank	25,000,000	100%
	14201 Dallas Parkway
	Dallas, TX 75254

1-A4	JPMorgan Chase Bank	5,000,000	11%
	14201 Dallas Parkway
	Dallas, TX 75254

	Mellon Bank/Safekeeping	40,393,000	89%
	500 Grant Street
	151-0440
	Pittsburgh, PA 15259-0001

1-A5	LBI-Lehman Government Securities Inc. (LBI)	1,000	100%
	70 Hudson St.
	Jersey City, NJ 7302

1-A6	Citigroup Global Markets Inc./Salomon Brothers	33,127,016	100%
	333 W. 34th Street, 3rd Floor
	New York, NY 10001

1-AX	JP Morgan Chase Bank/Greenwich Capital	16,292,990	100%
	4 New York Plaza, 21st Floor
	New York, NY 10004

1-AP	LBI-Lehman Government Securities Inc. (LBI)	679,945	100%
	70 Hudson St.
	Jersey City, NJ 7302

2-A1	Bank of New York/Investment Account	69,221,000	100%
	111 Sanders Creek
	Barclays
	Est Syracuse, NY 13057

2-A3	Bank of New York	5,000,000	12%
	One Wall Street
	New York, NY 10286

	JPMorgan Chase Bank	11,000,000	26%
	14201 Dallas Parkway
	Dallas, TX 75254

	Wells Fargo	5,000,000	12%
	Issuer Services
	c/o ADP Proxy Services
	51 Mercedes Way
	Edgewood, NY 11717

	Mellon Trust of New England, National Association	3,051,000	7%
	525 William Penn Place, Suite 3418
	Pittsburgh, PA 15259

	Citibank	6,475,000	15%
	3800 Citibank Center B3-15
	Tampa, FL 33610

	SSB&T Co.	9,800,000	23%
	1776 Heritage Dr.
	Global Corporate Action Unit JAB 5NW
	No. Quincy, MA 2171

2-A4	LBI-Lehman Government Securities Inc. (LBI)	1,000	100%
	70 Hudson St.
	Jersey City, NJ 7302

2-A5	Citibank	75,000,000	60%
	3800 Citibank Center B3-15
	Tampa, FL 33610

	Deutsche Bank Trust Co Americas	50,000,000	40%
	648 Grassmere Park Road
	Nashville, TN 37211

2-A6	JP Morgan Chase Bank/Greenwich Capital	25,000,000	100%
	4 New York Plaza, 21st Floor
	New York, NY 10004

2-A7	Citigroup Global Markets Inc./Salomon Brothers	8,800,000	34%
	333 W. 34th Street, 3rd Floor
	New York, NY 10001

	Citibank	16,200,000	62%
	3800 Citibank Center B3-15
	Tampa, FL 33610

2-A8	US Bank NA	25,000,000	100%
	Attn: Securities Control
	1555 N. Rivercenter Dr., Suite 0300
	Milwaukee, WI 53212

2-A9	Citibank	30,750,000	30%
	3800 Citibank Center B3-15
	Tampa, FL 33610

	SSB&T Co.	32,250,000	32%
	1776 Heritage Dr.
	Global Corporate Action Unit JAB 5NW
	No. Quincy, MA 2171

	Deutsche Bank Trust Co Americas	28,071,000	28%
	648 Grassmere Park Road
	Nashville, TN 37211

	UFJ Trust Company of New York	6,500,000	6%
	666 Fifth Avenue, 33rd Floor
	New York, NY 11217

2-A10	Citibank	17,582,000	100%
	3800 Citibank Center B3-15
	Tampa, FL 33610

2-A11	David Lerner Associates, Inc.	781,000	100%
	477 Jericho Turnpike
	Synosset, NY 11791

2-A12	Credit Suisse First Boston LLC	16,613,040	100%
	Issuer Services
	c/o ADP Proxy Services
	51 Mercedes Way
	Edgewood, NY 11717

2-A13	Nomura Fix	101,071,000	100%
	2 World Financial Center, Bldg B
	New York, NY 10281-1198

2-AX	Bear Stearns Securities Corp.	34,039,924	100%
	One Metrotech Center North, 4th Floor
	New York, NY 11201-3862

2-PAX	US Bank NA	6,603,605	100%
	Attn: Securities Control
	1555 N. Rivercenter Dr., Suite 0300
	Milwaukee, WI 53212

2-AP	LBI-Lehman Government Securities Inc. (LBI)	1,462,879	100%
	70 Hudson St.
	Jersey City, NJ 7302

1B1	SSB&T Co.	599,000	100%
	1776 Heritage Dr.
	Global Corporate Action Unit JAB 5NW
	No. Quincy, MA 2171

1B2	Deutsche Bank Trust Co Americas	843,200	94%
	648 Grassmere Park Road
	Nashville, TN 37211

	JPMorgan Chase Bank	55,800	6%
	14201 Dallas Parkway
	Dallas, TX 75254

2B1	Bank of New York	11,972,000	100%
	One Wall Street
	New York, NY 10286

2B2	Deseret Trust Company	3,112,000	100%
	Gateway Tower East
	10 East South Temple, Suite 470
	Salt Lake City, UT 84133

B3	LBI-Lehman Government Securities Inc. (LBI)	2,893,000	100%
	70 Hudson St.
	Jersey City, NJ 7302

R	TFINN & Co	100	100%
	C/O Chase Manhattan Bank
	P.O. Box 5000
	Dept 6583 Outsourcing Services
	Newark, NJ 07101